UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22715
Guggenheim Credit Allocation Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2018 – November 30, 2018

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM CREDIT ALLOCATION FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/ggm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2018

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Credit Allocation Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2018.
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2018, the Fund provided a total return based on market price of -10.16% and a total return based on NAV of -1.90%. As of November 30, 2018, the Fund’s market price of $19.36 represented a discount of 3.15% to its NAV of $19.99.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
From June 2018 through November 2018, the Fund paid a monthly distribution of $0.1813 per share. The November distribution represents an annualized distribution rate of 11.24% based on the Fund’s closing market price of $19.36 on November 30, 2018. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(f) on page 39 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 56 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV.

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2018

Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/ggm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Credit Allocation Fund
December 31, 2018

4 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	November 30, 2018

Guggenheim Credit Allocation Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended November 30, 2018.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities (collectively, “credit securities”). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund’s investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the “80% Policy”).

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

The Fund may invest in open-end funds, closed-end funds and exchange-traded funds. For purposes of the Fund’s 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.
The Fund uses financial leverage (borrowing and reverse repurchase agreements) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
What were the significant events over the six-month period ended November 30, 2018 affecting Guggenheim’s view of the economy and market environment?
The market volatility seen in the final months of 2018 laid bare the tension that we expect to drive markets in the coming year. As we have highlighted previously, U.S. Gross Domestic Product (“GDP”) growth has been unsustainably strong, and the Federal Reserve (the “Fed”) had no choice but to signal its intent to slow growth down in an effort to reduce inflationary pressures and stabilize the labor market. At the same time, risky asset valuations reflected market expectations that strong growth would continue well into the future.
The U.S. economy expanded at a rate of about 3% in 2018, which Guggenheim finds to be roughly twice the pace needed to limit further tightening of the labor market. Tepid supply-side growth means the economy’s longer-run “speed limit” is lower than most people think at around 1.5%, with corresponding equilibrium payroll gains in the neighborhood of just 95,000 per month. This implies that a big growth slowdown will be needed for the Fed to fulfill its “maximum sustainable employment” objective. Like most forecasters, we envision a slowdown in 2019, but we expect growth to remain above potential for most of the year, resulting in further tightening of the labor market.
With growth set to slow, the prospects for further rate increases have become more uncertain, particularly in light of recent market volatility. As the Fed enters a more data-dependent phase, Guggenheim has changed its call for increases in the federal funds rate in 2019 from four to two. A key element of the change in our forecast is that tighter financial conditions take some pressure off the Fed to raise the federal funds rate. Essentially, the markets have done some tightening for the Fed, which limits the need for the Fed to hike rates as much. Our expectation for two rate hikes in 2019 is also based on the Fed continuing along its pre-set course for balance sheet runoff. Our work shows that balance sheet runoff equates to at least an extra 25 basis point hike in both 2018 and 2019.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

Yields on Treasury securities have fallen in recent months, but we expect higher yields in 2019 as the Fed delivers more rate hikes than the market is pricing in. As with the last hiking cycle, we believe the market is underestimating the terminal rate, which argues for maintaining an underweight duration stance.
In the six months ending November 30, 2018, the U.S. Treasury curve continued its bear-flattening trend, as the yield on the two-year Treasury rose 36 basis points, from 2.43% to 2.79% and the yield on the 10-year Treasury rose just 13 basis points, from 2.86% to 2.99%. The difference between the two-year Treasury and 10-year Treasury narrowed from 43 basis points to 20 basis points. At its December meeting, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2.25-2.50%, and added language around the future course of policy. The adjusted language suggests the Fed will be more data dependent going forward, saying that it will “continue to monitor global economic and financial developments and assess their implications for the economic outlook.”
The weak link in the U.S. economy is corporate balance sheets that are burdened with too much debt. One aspect of this story that is underappreciated by markets is the deterioration in working capital management relative to the past cycle. Our analysis shows that corporations’ short-term liabilities are rising as they take longer to pay their suppliers. This trend increases the interconnectedness of U.S. companies and could worsen the next downturn.
Market sentiment is dependent on the continuation of above potential growth, an outcome the Fed cannot tolerate indefinitely, and economic history tells us we should not expect.
How did the Fund perform for the six months ended November 30, 2018?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2018, the Fund provided a total return based on market price of -10.16% and a total return based on NAV of -1.90%. As of November 30, 2018, the Fund’s market price of $19.36 represented a discount of 3.15% to its NAV of $19.99. As of May 31, 2018, the Fund’s market price of $22.70 represented a premium of 5.73% to its NAV of $21.47.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

How did other markets perform in this environment for the six-month period ended November 30, 2018?
Index	Total Return
Bloomberg Barclays U.S. Aggregate Bond Index	-0.30%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	0.75%
Bloomberg Barclays U.S. Corporate High Yield Index	0.30%
Credit Suisse Leveraged Loan Index	1.21%
ICE BofA/ML ABS Master BBB-AA Index	1.33%
S&P 500 Index	3.02%

What were the distributions over the period?
From June 2018 through November 2018, the Fund paid a monthly distribution of $0.1813 per share. The November distribution represents an annualized distribution rate of 11.24% based on the Fund’s closing market price of $19.36 on November 30, 2018.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(f) on page 39 for more information on distributions for the period.
What influenced the Fund’s performance?
The start of the period saw positive performance primarily attributable to the tightening of credit spreads, particularly among the portfolio’s investments in high yield corporate bonds and senior bank loans, which together comprise most of the Fund. However, the start of the fourth quarter saw an increase in volatility. This was driven in part by concerns around U.S.-China trade relations, slowing global growth, a sharp decline in equity markets, a more hawkish Federal Reserve, and an abundant oil supply.
The Bloomberg Barclays U.S. Corporate High Yield Index returned 0.30% for the six-month period, while the Credit Suisse Leveraged Loan Index returned 1.21%. In the high yield market, CCC bonds (-1.44%) underperformed BB bonds (+0.73%) and B bonds (+0.50%), reversing the trend from the last few quarters. However, in the bank loan market, CCC loans (+2.13%) continued to outperform BB loans (+0.75%) and B loans (+1.35%).
Fund relative underperformance over the period was driven by an overweight to energy credits. The Energy sector came under pressure towards the end of the period as oil prices as measured by West Texas Intermediate crude (“WTI”) fell from $75/barrel in early October to $51/barrel by the end of November. In addition, there were a few individual investments in the Fund that underperformed the broader market. This was partially offset by strong security selection in the technology and capital goods sectors.
How is the Fund positioned for the coming months?
The Fund is well positioned across its three primary asset class exposures, with the heaviest allocation to high yield bonds, followed by bank loans and a small allocation to ABS. The mix between bonds and loans varies according to the relative valuation of the two asset classes and availability of attractively

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

priced assets. We continue to focus on more defensive credits with consistent cash flow and sustainable debt profiles. Among the high yield allocation, the Fund’s exposure to B credits is its largest, and the Fund has incrementally added to B-rated exposure.
The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. Non-U.S. dollar-denominated assets comprise less than 3% of the Fund. The Fund entered currency forward contracts to hedge exchange rate risk. Over the last six months, the U.S. dollar appreciated versus foreign currencies which resulted in a positive impact on the forward contracts and added to performance. This was offset by depreciation of the foreign currency assets in U.S. dollar terms.
Any other comments about the Fund?
With a sizeable portion of the Fund exposed to floating rate assets in the form of bank loans and ABS, the prospect of higher interest rates makes this basket of assets more attractive. Both stand to benefit from higher interest rates, as their coupons reset at a higher rate.
Overall, Guggenheim expects factors that have contributed to strong earnings growth and fiscal stimulus from tax cuts to fade in 2019 and turn into headwinds by 2020. Meanwhile, the factors compelling the Fed to raise rates, such as inflationary pressures from strong economic growth and a very low unemployment rate, are growing stronger. Overall, we remain focused on credit selection, which we believe will become increasingly important to returns.
What is the Fund’s duration?
The portfolio has consistently maintained a defensive stance to interest rate volatility with an underweight to duration. A sizable allocation to bank loans that are senior in the capital structure relative to most high yield bonds reduced volatility in returns. We believe credit selection will be increasingly important in 2019 and expect the Fund to perform well in this type of environment.
The effective duration for the Fund as of November 30, 2018, was below three years. The Fund may invest in credit securities of any duration or maturity and is not required to maintain any particular maturity or duration for its portfolio as a whole. It typically maintains a leverage-adjusted average portfolio duration of one to four years. However, average portfolio duration is adjusted based on market conditions.
Discuss the impact of leverage for the period.
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
With the low cost of borrowing and stability in the fundamentals of American companies, the amount of leverage used by the Fund is highly accretive to income generation. The Fund currently employs leverage through borrowing and reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash that can be used for additional investments.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

As of November 30, 2018, the amount of leverage was approximately 24% of total managed assets (including the proceeds of leverage). While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund’s NAV to change to a greater degree than the market as a whole. This can create volatility in Fund pricing but should not affect the Fund’s ability to pay dividends under normal circumstances.
Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
Bloomberg Barclays U.S. Aggregate Bond 1 3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.
The ICE BofA/ML ABS Master BBB-AA Index is a subset of The BofA/ML U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2018

The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/ggm for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	November 30, 2018

Fund Statistics
Share Price	$19.36
Net Asset Value	$19.99
Discount to NAV	(3.15%)
Net Assets ($000)	$147,496

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED NOVEMBER 30, 2018
	Six				Since
	Month	One	Three	Five	Inception
	(non-annualized)	Year	Year	Year	(06/26/13)
Guggenheim Credit Allocation Fund
NAV	(1.90%)	(1.12%)	9.43%	5.95%	6.23%
Market	(10.16%)	(2.02%)	11.42%	7.21%	4.84%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Corporate Bonds	90.3%
Senior Floating Rate Interests	46.3%
Asset-Backed Securities	3.8%
Common Stocks	1.8%
Preferred Stocks	0.5%
Total Investments	142.7%
Other Assets & Liabilities, net	(42.7%)
Net Assets	100.0%
Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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FUND SUMMARY (Unaudited) continued	November 30, 2018

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the period ended November 30, 2018, 86.98% of the distributions were characterized as income and 13.02% of the distributions were characterized as return of capital.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	November 30, 2018

(% of
Ten Largest Holdings	Total Net Assets)
NES Global Talent, 8.03% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%)	2.8%
Altice France S.A., 7.38%	2.5%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.88%	2.5%
Eldorado Gold Corp., 6.13%	2.4%
EIG Investors Corp., 10.88%	2.4%
Great Lakes Dredge & Dock Corp., 8.00%	2.4%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.88%	2.4%
MDC Partners, Inc., 6.50%	2.4%
American Midstream Partners LP / American Midstream Finance Corp., 9.50%	2.3%
Nathan’s Famous, Inc., 6.63%	2.3%
Top Ten Total	24.4%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
AA	0.2%
A	0.7%
BBB	1.8%
BB	23.7%
B	46.3%
CCC	16.1%
C	0.4%
D	0.2%
NR**	9.0%
Other Instruments
Common Stock	1.3%
Preferred Stocks	0.3%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)		November 30, 2018

	Shares	Value

COMMON STOCKS† – 1.8%
Utilities – 1.3%
TexGen Power LLC*,††	46,457	$ 1,842,810

Energy – 0.4%
SandRidge Energy, Inc.*	57,766	566,107
Approach Resources, Inc.*	48,823	64,446
Titan Energy LLC*	27,133	10,853
Comstock Resources, Inc.*	1	8
Total Energy		641,414

Consumer, Non-cyclical – 0.1%
Targus Group International Equity, Inc.*,†††,1,2	32,060	83,083

Technology – 0.0%
Qlik Technologies, Inc. – Class A*,†††,1	56	57,049
Qlik Technologies, Inc.*,†††	3,600	—
Qlik Technologies, Inc. – Class B*,†††,1	13,812	—
Aspect Software, Inc.*,†††,1,2	200	—
Total Technology		57,049

Financials – 0.0%
Project Silverback Holdings B Escrow*,†††,1	1,922	1,444

Industrial – 0.0%
Ursa Insulation B.V.*,†††,1	135,131,158	—
Total Common Stocks
(Cost $6,808,110)		2,625,800

PREFERRED STOCKS†† – 0.5%
Industrial – 0.5%
Seaspan Corp. 6.38% due 04/30/19	26,795	676,574
Total Preferred Stocks
(Cost $669,875)		676,574

WARRANTS††† – 0.0%
Aspect Software, Inc.[1,2]	161,849	—
Total Warrants
(Cost $–)		—

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 90.3%
Financial – 21.8%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[3,4]	1,700,000	$ 1,706,375
7.50% due 04/15/21[3,4]	1,500,000	1,503,750
7.25% due 08/15/24[4]	875,000	842,187
6.88% due 04/15/22[4]	650,000	648,570
Barclays plc
7.75% (USD 5 Year Swap Rate + 4.84%) [3,5,6]	3,000,000	2,792,640
HUB International Ltd.
7.00% due 05/01/26[4]	2,750,000	2,619,375
Lincoln Finance Ltd.
6.88% due 04/15/21	EUR 1,750,000	2,031,435
7.38% due 04/15/21[4]	450,000	460,125
Hunt Companies, Inc.
6.25% due 02/15/26[3,4]	2,450,000	2,211,125
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3,4]	2,250,000	2,193,750
AmWINS Group, Inc.
7.75% due 07/01/26[4]	2,000,000	1,990,000
NFP Corp.
6.88% due 07/15/25[4]	1,940,000	1,838,150
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[4]	1,605,000	1,609,013
Newmark Group, Inc.
6.13% due 11/15/23[4]	1,600,000	1,572,283
CoreCivic, Inc.
4.75% due 10/15/27[3]	1,750,000	1,478,750
GEO Group, Inc.
6.00% due 04/15/26	1,075,000	954,063
5.88% due 10/15/24	350,000	315,000
Quicken Loans, Inc.
5.25% due 01/15/28[3,4]	1,375,000	1,223,750
Springleaf Finance Corp.
7.13% due 03/15/26	1,100,000	1,034,000
Greystar Real Estate Partners LLC
5.75% due 12/01/25[3,4]	1,000,000	950,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27[3]	750,000	731,829
Prosight Global Inc.
7.50% due 11/26/20†††,3	650,000	670,682
Assurant, Inc.
7.00% (3 Month USD LIBOR + 4.14%) due 03/27/48[5]	400,000	386,000
USIS Merger Sub, Inc.
6.88% due 05/01/25[4]	400,000	380,000
Total Financial		32,142,852

See notes to financial statements.

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 90.3% (continued)
Communications – 17.7%
Altice France S.A.
7.38% due 05/01/26[3,4]	3,850,000	$ 3,696,000
8.13% due 02/01/27[4]	1,300,000	1,274,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3,4]	4,465,000	3,650,137
EIG Investors Corp.
10.88% due 02/01/24	3,300,000	3,539,250
MDC Partners, Inc.
6.50% due 05/01/24[3,4]	4,085,000	3,472,250
Cengage Learning, Inc.
9.50% due 06/15/24[3,4]	3,850,000	2,897,125
DISH DBS Corp.
7.75% due 07/01/26[3]	1,450,000	1,283,250
5.88% due 11/15/24[3]	950,000	807,500
CSC Holdings LLC
5.25% due 06/01/24[3]	1,350,000	1,282,500
6.75% due 11/15/21[3]	400,000	419,000
Ziggo BV
5.50% due 01/15/27[3,4]	1,600,000	1,490,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% due 02/01/28[3,4]	1,050,000	977,813
Telenet Finance Lux Note
5.50% due 03/01/28	1,000,000	915,000
Virgin Media Secured Finance plc
5.25% due 01/15/26[3,4]	500,000	468,125
Total Communications		26,171,950

Consumer, Non-cyclical – 17.0%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[3]	3,450,000	3,528,315
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3,4]	3,951,000	3,496,635
Nathan’s Famous, Inc.
6.63% due 11/01/25[3,4]	3,500,000	3,447,500
Vector Group Ltd.
6.13% due 02/01/25[3,4]	3,750,000	3,356,250
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[3,4]	3,800,000	3,296,500
Beverages & More, Inc.
11.50% due 06/15/22[4]	4,000,000	3,060,000
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[4]	2,024,000	1,664,740
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[8]	1,075,000	999,750

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 90.3% (continued)
Consumer, Non-cyclical – 17.0% (continued)
Avanos Medical, Inc.
6.25% due 10/15/22[3]	925,000	$ 936,563
Endo Finance LLC / Endo Finco, Inc.
5.38% due 01/15/23[3,4]	950,000	781,375
Refinitiv US Holdings, Inc.
6.25% due 05/15/26[4]	500,000	493,437
Total Consumer, Non-cyclical		25,061,065

Energy – 13.3%
American Midstream Partners LP / American Midstream Finance Corp.
9.50% due 12/15/21[3,4]	3,565,000	3,449,137
Unit Corp.
6.63% due 05/15/21[3]	3,571,000	3,446,015
Indigo Natural Resources LLC
6.88% due 02/15/26[3,4]	2,850,000	2,650,500
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[3,4]	2,230,000	2,040,450
Exterran Energy Solutions LP / EES Finance Corp.
8.13% due 05/01/25[3]	1,750,000	1,739,062
Bruin E&P Partners LLC
8.88% due 08/01/23[3,4]	1,758,000	1,634,940
Parkland Fuel Corp.
6.00% due 04/01/26[3,4]	1,150,000	1,115,500
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[3,4]	970,000	916,650
Gibson Energy, Inc.
5.25% due 07/15/24[4]	CAD 1,200,000	905,703
Basic Energy Services, Inc.
10.75% due 10/15/23[4]	575,000	544,813
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.
7.88% due 12/15/24	750,000	534,375
Legacy Reserves LP / Legacy Reserves Finance Corp.
8.00% due 09/20/23	695,000	511,729
Trinidad Drilling Ltd.
6.63% due 02/15/25[4]	200,000	201,280
Total Energy		19,690,154

Consumer, Cyclical – 7.7%
Ferrellgas LP / Ferrellgas Finance Corp.
6.75% due 01/15/22	990,000	836,550
6.50% due 05/01/21	950,000	809,875
6.75% due 06/15/23[3]	750,000	630,000
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[3]	2,500,000	2,212,500

See notes to financial statements.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 90.3% (continued)
Consumer, Cyclical – 7.7% (continued)
Williams Scotsman International, Inc.
6.88% due 08/15/23[4]	1,050,000	$ 1,031,625
7.88% due 12/15/22[4]	525,000	530,250
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	1,000,000	1,026,250
Delphi Technologies plc
5.00% due 10/01/25[3,4]	715,000	619,762
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3,4]	650,000	619,125
Suburban Propane Partners LP / Suburban Energy Finance Corp.
5.88% due 03/01/27[3]	650,000	585,000
Party City Holdings, Inc.
6.63% due 08/01/26[3,4]	575,000	554,990
TVL Finance PLC
8.50% due 05/15/23	GBP 400,000	530,938
Pinnacle Bidco plc
6.38% due 02/15/25	GBP 400,000	512,330
American Tire Distributors, Inc.
10.25% due 03/01/22[3,4,9]	2,700,000	472,500
Boyne USA, Inc.
7.25% due 05/01/25[4]	350,000	364,000
Total Consumer, Cyclical		11,335,695

Industrial – 4.2%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[3,4]	1,600,000	1,604,000
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22	1,000,000	1,053,750
Intertape Polymer Group, Inc.
7.00% due 10/15/26[4]	850,000	852,125
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4]	825,000	816,750
Ardagh Packaging Finance PLC
6.75% due 05/15/24	EUR 600,000	717,846
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[4]	650,000	599,625
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[8]	354,612	317,680
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[3,4]	225,000	227,250
Total Industrial		6,189,026

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount~	Value

CORPORATE BONDS†† – 90.3% (continued)
Basic Materials – 3.9%
Eldorado Gold Corp.
6.13% due 12/15/20[3,4]	3,900,000	$ 3,597,750
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[3,4]	1,000,000	1,037,500
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[3,4]	700,000	714,000
Mirabela Nickel Ltd.
9.50% due 06/24/19	1,279,819	393,544
Total Basic Materials		5,742,794

Utilities – 3.4%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3,8]	2,000,000	1,850,000
Terraform Global Operating LLC
6.13% due 03/01/26[3,4]	1,775,000	1,674,038
Superior Plus LP / Superior General Partner, Inc.
7.00% due 07/15/26[4]	800,000	788,000
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27[3]	750,000	677,587
Total Utilities		4,989,625

Technology – 1.3%
Infor US, Inc.
6.50% due 05/15/22[3]	1,700,000	1,691,500
Ascend Learning LLC
6.88% due 08/01/25[4]	250,000	242,500
Total Technology		1,934,000
Total Corporate Bonds
(Cost $142,865,302)		133,257,161

SENIOR FLOATING RATE INTERESTS††,5 – 46.3%
Consumer, Cyclical – 12.6%
NES Global Talent
8.03% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	4,149,139	4,149,139
Accuride Corp.
7.64% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,411,424	3,292,024
Alexander Mann
6.23% (1 Month GBP LIBOR + 5.50%, Rate Floor: 5.50%) due 08/11/25	GBP 1,150,000	1,410,661
7.80% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 08/11/25	1,300,000	1,248,000
ABRA Auto Body
9.58% (3 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 09/19/22	2,350,000	2,344,125
Comet Bidco Ltd.
7.70% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 09/30/24	2,039,750	2,001,505
EnTrans International, LLC
8.34% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,400,000	1,386,000

See notes to financial statements.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 46.3% (continued)
Consumer, Cyclical – 12.6% (continued)
Acosta, Inc.
7.5% (1 Month USD LIBOR + 3.25%) due 09/26/19	755,556	$ 522,708
5.56% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/26/19	444,444	307,476
SHO Holding I Corp.
7.53% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	598,462	562,554
Blue Nile, Inc.
8.84% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	445,313	440,859
American Tire Distributors, Inc.
11.25% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 10/05/19	375,696	373,817
SMG US Midco 2, Inc.
9.34% (1 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 01/23/26	300,000	299,751
CH Holding Corp.
9.59% (1 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 02/03/25	200,000	199,500
Total Consumer, Cyclical		18,538,119

Technology – 10.3%
Lytx, Inc.
9.09% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	3,444,508	3,377,076
24-7 Intouch, Inc.
6.57% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	2,450,000	2,364,250
Advanced Computer Software
7.07% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 05/31/24	2,346,186	2,346,185
Bullhorn, Inc.
9.40% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	2,246,797	2,235,695
9.23% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	58,033	52,268
Planview, Inc.
12.09% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,1	2,000,000	1,978,580
Aspect Software, Inc.
13.34% (3 Month USD LIBOR + 11.00%, Rate Floor: 12.00%) due 05/25/20[2]	1,263,670	1,052,461
6.48% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/25/20[2]	540,111	449,837
Cologix Holdings, Inc.
9.34% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 03/20/25	750,000	746,250
Park Place Technologies LLC
10.34% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/29/26	680,723	673,916
Targus Group International, Inc.
due 05/24/16†††,1,2,9	383,723	–
Total Technology		15,276,518

Industrial – 6.2%
Bhi Investments LLC
11.25% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1	3,000,000	2,970,000
YAK MAT (YAK ACCESS LLC)
12.32% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,300,000	2,070,000
Diversitech Holdings, Inc.
9.89% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	1,000,000	995,000

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 46.3% (continued)
Industrial – 6.2% (continued)
Bioplan USA, Inc.
7.09% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21	855,084	$ 810,192
National Technical
8.55% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/12/21†††,1	728,638	710,422
PT Intermediate Holdings III LLC
10.39% (3 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 12/08/25	450,000	448,875
STS Operating, Inc. (SunSource)
6.59% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	374,058	371,252
Wencor Group
5.84% (1 Month LIBOR + 3.50%) due 06/19/19	353,846	342,789
ProAmpac PG Borrower LLC
11.14% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	250,000	250,158
Advanced Integration Technology LP
7.46% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 04/03/23	154,170	153,399
Total Industrial		9,122,087

Communications – 5.9%
Houghton Mifflin Co.
5.35% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	3,392,938	3,124,896
Flight Bidco, Inc.
9.84% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	2,300,000	2,277,000
Cengage Learning Acquisitions, Inc.
6.56% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	2,250,609	2,006,260
Resource Label Group LLC
10.90% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23	850,000	843,625
Mcgraw-Hill Global Education Holdings LLC
6.34% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	293,226	270,134
Imagine Print Solutions LLC
7.10% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	270,875	258,686
Total Communications		8,780,601

Energy – 5.1%
Gavilan Resources LLC
8.31% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 03/01/24	3,280,000	2,777,077
SeaPort Financing LLC
7.85% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25	2,300,000	2,288,500
Permian Production Partners
8.31% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	2,073,750	2,047,828
Summit Midstream Partners, LP
8.34% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	379,167	378,219
Total Energy		7,491,624

See notes to financial statements.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,5 – 46.3% (continued)
Consumer, Non-cyclical – 4.8%
Springs Window Fashions
10.80% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	$ 2,726,000
CTI Foods Holding Co. LLC
9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 06/28/21	3,430,000	766,022
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/29/20	630,000	517,860
Immucor, Inc.
7.39% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	1,185,000	1,187,962
IHC Holding Corp.
9.14% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 04/30/21†††,1	1,155,600	1,148,622
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.81% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	647,250	641,587
Examworks Group, Inc.
5.55% (3 Month USD LIBOR + 3.25%) due 07/27/21†††,1	66,667	62,467
Total Consumer, Non-cyclical		7,050,520

Utilities – 0.7%
MRP Generation Holding
9.39% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	735,000	712,950
Stonewall
7.89% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	326,402	324,091
Total Utilities		1,037,041

Basic Materials – 0.6%
Ranpak
9.56% (1 Month USD LIBOR + 7.25%, Rate Floor: 8.25%) due 10/03/22	536,667	532,642
Big River Steel LLC
7.39% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	346,500	344,767
Total Basic Materials		877,409

Financial – 0.1%
JZ Capital Partners Ltd.
8.08% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/14/21†††,1	100,000	99,578
Total Senior Floating Rate Interests
(Cost $72,514,930)		68,273,497

ASSET-BACKED SECURITIES†† – 3.8%
Collateralized Loan Obligations – 1.6%
Monroe Capital CLO Ltd.
2017-1A, 6.07% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[4,5]	1,000,000	1,001,030
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[4]	500,000	499,418

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued		November 30, 2018

	Face
	Amount~	Value

ASSET-BACKED SECURITIES†† – 3.8% (continued)
Collateralized Loan Obligations – 1.6% (continued)
Dryden 41 Senior Loan Fund
2015-41A, (WAC) due 04/15/31[4,5,10]	600,000	$ 447,095
Treman Park CLO Ltd.
2015-1A, due 10/20/284,12[4,10]	500,000	412,455
Babson CLO Ltd.
2012-2A, (WAC) due 05/15/23[4,5,10]	1,000,000	53,608
Total Collateralized Loan Obligations		2,413,606

Collateralized Debt Obligations – 0.7%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[4]	1,000,000	1,006,840

Whole Business – 0.7%
TSGE
2017-1, 6.25% due 09/25/31†††,1	1,000,000	1,002,981

Transport-Aircraft – 0.5%
Apollo Aviation Securitization Equity Trust
2016-2, 7.87% due 11/15/41	328,550	328,061
2016-1A, 9.20% due 03/17/36[4,11]	39,029	39,012
Rise Ltd.
2014-1B, 6.50% due 02/12/39	271,903	266,721
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[8]	214,360	176,432
Total Transport-Aircraft		810,226

Financial – 0.3%
NCBJ
2015-1A, 5.88% due 07/08/22†††,1	388,320	389,139
Total Asset-Backed Securities
(Cost $5,502,774)		5,622,792
Total Investments – 142.7%
(Cost $228,360,991)		$ 210,455,824
Other Assets & Liabilities, net – (42.7)%		(62,959,784)
Total Net Assets – 100.0%		$ 147,496,040

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
					Value at	Net
			Settlement	Settlement	November 30,	Unrealized
Counterparty	Contracts to Sell	Currency	Date	Value	2018	Appreciation
Goldman Sachs	4,186,000	GBP	12/12/18	$ 5,485,678	$ 5,337,739	$ 147,939
Goldman Sachs	2,477,000	EUR	12/12/18	2,829,091	2,807,305	21,786
Morgan Stanley	1,224,000	CAD	12/12/18	934,340	921,748	12,592
						$ 182,317

See notes to financial statements.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2018

					Value at	Net
			Settlement	Settlement	November 30,	Unrealized
Counterparty	Contracts to Buy	Currency	Date	Value	2018	Depreciation
Citigroup	31,000	GBP	12/12/18	$ 39,620	$ 39,529	$ (91)
Goldman Sachs	2,200,000	GBP	12/12/18	2,806,406	2,805,309	(1,097)
						$ (1,188)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
† †† †††
Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
Value determined based on Level 3 inputs — See Note 6.

1	Security was fair valued by the Valuation Committee at November 30, 2018. The total market value of fair valued securities amounts to $14,168,404, (cost $16,248,703) or 9.6% of total net assets.
2	Affiliated issuer.
3
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of November 30, the total value of securities segregated was $85,015,192.

4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $92,534,562 (cost $100,518,394), or 62.7% of total net assets.

5
Variable rate security. Rate indicated is the rate effective at November 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

6	Perpetual maturity.
7	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
8
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $3,343,862 (cost $3,657,496), or 2.3% of total net assets — See Note 12.

9	Security is in default of interest and/or principal obligations.
10	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
11	Security is a step up bond, with a 9.2% coupon rate until 03/15/2023, and then accrues at a 11.75% coupon rate until maturity.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2018

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
LIBOR	London Interbank Offered Rate
plc	Public Limited Company
WAC	Weighted Average Coupon

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund’s investments at November 30, 2018 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs		Total
Common Stocks	$641,414	$1,842,810	$141,576	*	$2,625,800
Preferred Stocks	—	676,574	—		676,574
Warrants	—	—	—	*	—
Corporate Bonds	—	132,586,479	670,682		133,257,161
Senior Floating Rate Interests	—	55,638,789	12,634,708		68,273,497
Asset-Backed Securities	—	4,230,672	1,392,120		5,622,792
Forward Foreign Currency Exchange Contracts**	—	182,317	—		182,317
Total Assets	$641,414	$195,157,641	$14,839,086		$210,638,141

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs		Total
Forward Foreign Currency Exchange Contracts**	$—	$1,188	$—		$1,188
Unfunded Loan Commitments (Note 11)	—	342,461	295,382		637,843
Total Liabilities	$—	$343,649	$295,382		$639,031

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.
Please refer to Schedule of Investments for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $66,429,392 are categorized as Level 2 within the disclosure hierarchy. See Note 7.
See notes to financial statements.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2018

The following is a summary of the significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy.

Ending Balance at		Valuation	Unobservable	Input	Weighted
Category	November 30, 2018	Technique	Inputs	Range	Average
Assets:
Asset-Backed Securities	$ 1,002,981	Model Price	Market Comparable Yield	6.4%	—
Asset-Backed Securities	389,139	Yield Analysis	Yield	6.4%	—
Common Stocks	140,132	Enterprise Value	Valuation Multiple	5.4x-9.1x	6.9x
Common Stocks	1,444	Model Price	Liquidation Value	—	—
Corporate Bonds	670,682	Option Adjusted	Indicative Quote	—	—
		Spread off the
		prior month end
		broker mark over
		the 3 month LIBOR
Senior Floating Rate Interests	8,839,551	Yield Analysis	Yield	8.3%-12.1%	10.1%
Senior Floating Rate Interests	2,970,000	Enterprise Value	Valuation Multiple	9.0x	—
Senior Floating Rate Interests	710,422	Model Price	Market Comparable Yields	6.7%	—
Senior Floating Rate Interests	114,735	Model Price	Purchase Price	—	—
Total	$14,839,086
Liabilities:
Unfunded Loan Commitments	$ 295,382	Model Price	Purchase Price	—	—

Significant changes in an indicative quote, yield, market comparable yield or valuation multiples would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period.
As of November 30, 2018, the Fund had securities with a total value of $792,626 transfer from Level 3 to Level 2 due to the availability of market price information at period end and a total value of $2,970,000 transfer from Level 2 to Level 3 due to the lack of availability of market price information at period end. As of November 30, 2018, the Fund had liabilities with a total value of $95,917 transfer from Level 3 to Level 2 due to availability of market price information at period end. There were no other securities that transferred between levels.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2018

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2018:

	Assets					Liabilities
			Senior
	Asset-		Floating			Unfunded
	Backed	Corporate	Rate	Common	Total	Loan
	Securities	Bonds	Interests	Stocks	Assets	Commitments
Assets:
Beginning Balance	$1,430,016	$687,359	$11,750,092	$283,937	$14,151,404	$(175,354)
Purchases/(Receipts)	–	87	1,003,798	–	1,003,885	(553,918)
(Sales, maturities and
paydowns)/Fundings	(45,652)	(5,824)	(2,203,557)	–	(2,255,033)	135,759
Amortization of
discount/premiums	–	–	45,639	–	45,639	(13,750)
Total realized gains
(losses) included
in earnings	–	5,262	(34,112)	(259)	(29,109)	512,501
Total change in unrealized
appreciation (depreciation)
included in earnings	7,756	(16,202)	(104,526)	(142,102)	(255,074)	(296,537)
Transfers into Level 3	–	–	2,970,000	–	2,970,000	–
Transfers out of Level 3	–	–	(792,626)	–	(792,626)	95,917
Ending Balance	$1,392,120	$670,682	$12,634,708	$141,576	$14,839,086	$(295,382)
Net change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
November 30, 2018	$7,756	$(10,939)	$(2,464)	$(142,102)	$(147,749)	$30,582

See notes to financial statements.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2018

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the period ended November 30, 2018, in which the company is an “affiliated person”, were as follows:

					Change in			Shares/	Interest and
				Realized	Unrealized			Face	Amortization
	Value			Gain	Appreciation	Value		Amount	Included in
Security Name	05/31/18	Additions	Reductions	(Loss)	(Depreciation)	11/30/18		11/30/18	Income
Warrant
Aspect Software, Inc.[1]	$–	$–	$–	$–	$–	$–	**	–	$–
Common Stocks
Aspect Software, Inc.*,1	141,720	–	(258)	–	(141,462)	–	**	200	–
Targus Group International
Equity, Inc.*,1	83,725	–	–	–	(642)	83,083		32,060	–
Senior Floating Rate Interests
Aspect Software, Inc.
13.34% (3 Month USD
LIBOR + 11.00%)
due 05/25/20[2]	1,199,287	24,939	(28,879)	12,469	(155,355)	1,052,461		1,263,670	106,721
Aspect Software, Inc. 6.48%
(3 Month USD LIBOR +
4.00%) due 05/25/20[2]	536,250	546,594	(542,733)	–	(90,274)	449,837		540,111	31,561
Targus Group International, Inc.
due 05/24/16[1,3]	–	–	–	–	–	–		383,723	–
	$1,960,982	$571,533	$(571,870)	$12,469	$(387,733)	$1,585,381			$138,282

*	Non-income producing security.
**	$0 Market Value
[1]	Security was fair valued by the Valuation Committee at November 30, 2018. The total market value of fair valued securities amounts to $83,083, (cost $1,893,135) or 0.0% of total net assets.
[2]
Variable rate security. Rate indicated is the rate effective at November 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is in default of interest and/or principal obligations.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 29

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2018

ASSETS:
Investments in unaffiliated issuers, at value (cost $224,664,075)	$208,870,443
Investments in affiliated issuers, at value (cost $3,696,916)	1,585,381
Cash	485,015
Unrealized appreciation on forward foreign currency exchange contracts	182,317
Prepaid expenses	5,118
Receivables:
Interest	3,108,839
Investments sold	645,260
Tax reclaims	15,978
Total assets	214,898,351
LIABILITIES:
Reverse repurchase agreements (Note 7)	66,429,392
Unfunded loan commitments, at value (Note 11) (commitment fees received $578,769)	637,843
Unrealized depreciation on forward foreign currency exchange contracts	1,188
Payable for:
Investment advisory fees	184,904
Professional fees	60,813
Printing fees	27,708
Trustees’ fees and expenses*	15,441
Investments purchased	9,088
Offering costs	1,119
Accrued expenses and other liabilities	34,815
Total liabilities	67,402,311
NET ASSETS	$147,496,040
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
7,377,218 shares issued and outstanding	$73,772
Additional paid-in capital	174,361,622
Total distributable earnings (loss)	(26,939,354)
NET ASSETS	$147,496,040
Shares outstanding ($0.01 par value with unlimited amount authorized)	7,377,218
Net asset value	$19.99
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2018
For the Six Months Ended November 30, 2018

INVESTMENT INCOME:
Interest from unaffiliated issuers	$8,964,381
Interest from affiliated issuers	138,282
Dividends	161,420
Total investment income	9,264,083
EXPENSES:
Investment advisory fees	1,139,846
Interest expense	918,181
Professional fees	71,829
Fund accounting fees	37,540
Trustees’ fees and expenses*	33,123
Administration fees	30,317
Printing fees	22,876
Custodian fees	15,549
Registration and filing fees	12,993
Transfer agent fees	8,965
Insurance	3,654
Other expenses	5,894
Total expenses	2,300,767
Net investment income	6,963,316
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(416,495)
Investments in affiliated issuers	12,469
Foreign currency transactions	(66,395)
Forward foreign currency exchange contracts	395,562
Net realized gain	(74,859)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,377,426)
Investments in affiliated issuers	(387,733)
Foreign currency translations	(52,043)
Forward foreign currency exchange contracts	62,988
Net change in unrealized appreciation (depreciation)	(9,754,214)
Net realized and unrealized loss	(9,829,073)
Net decrease in net assets resulting from operations	$(2,865,757)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 31

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2018

	Period Ended
November 30, 2018		Year Ended
	(Unaudited)	May 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,963,316	$15,004,221
Net realized gain (loss) on investments	(74,859)	(1,459,536)
Net change in unrealized appreciation (depreciation) on investments	(9,754,214)	(6,160,635)
Net increase (decrease) in net assets resulting from operations	(2,865,757)	7,384,050

Distributions to shareholders	(8,021,078)	(15,894,021)[1]

SHAREHOLDER TRANSACTIONS:
Net proceeds from shares issued through at-the-market offering	–	7,861,417
Reinvestments	149,334	270,101
Cost of shares offering costs charged to paid-in-capital	–	(50,569)
Net increase in net assets resulting from shareholder transactions	149,334	8,080,949
Net decrease in net assets	(10,737,501)	(429,022)
NET ASSETS:
Beginning of period	158,233,541	158,662,563
End of period	$147,496,040	$158,233,541

[1]	For the year ended May 31, 2018, the total distributions to shareholders were all from net investment income (see Note 15).
See notes to financial statements.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2018
For the Six Months Ended November 30, 2018

Cash flow from Operating Activities:
Net decrease in net assets resulting from operations	$(2,865,757)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	9,765,159
Net change in unrealized (appreciation) depreciation on
forward foreign currency exchange contracts	(62,988)
Net realized gain on investments	404,026
Net accretion of discount and amortization of premium	(545,440)
Purchase of long-term investments	(55,377,875)
Proceeds from sales of long-term investments	50,838,219
Paydowns received on mortgage and asset-backed securities and bonds	17,751,145
Corporate actions in other payments	13,764
Net sales of short-term investments	1,647,954
Increase in interest receivable	(9,774)
Decrease in investments sold receivable	1,401,524
Increase in tax reclaims receivable	(13,432)
Decrease in prepaid expenses	1,524
Decrease in investments purchased payable	(9,856,490)
Decrease in segregated cash due to broker	(240,000)
Commitment fees received and repayments of unfunded commitments	512,212
Loan commitment fundings	(181,079)
Increase in printing fees payable	27,708
Increase in trustees’ fees and expenses payable*	4,003
Decrease in investment advisory fees payable	(14,233)
Decrease in professional fees payable	(9,596)
Increase in accrued expenses and other liabilities	12,241
Net Cash Provided by Operating and Investing Activities	13,202,815
Cash Flows From Financing Activities:
Distributions to common shareholders	(7,871,744)
Proceeds from reverse repurchase agreements	416,684,539
Payments made on reverse repurchase agreements	(422,174,004)
Offering costs in connection with the issuance of common shares	(24,000)
Net Cash Used in Financing Activities	(13,385,209)
Net decrease in cash	(182,394)
Cash at Beginning of Period	667,409
Cash at End of Period	$485,015
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$915,117
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$149,334

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 33

FINANCIAL HIGHLIGHTS	November 30, 2018

	Period Ended
	November 30, 2018		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	(Unaudited)		May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014(a)
Per Share Data:
Net asset value, beginning of period	$21.47		$22.62	$20.53	$23.34	$24.71	$23.82
Income from investment operations:
Net investment income(b)	0.94		2.05	1.91	2.02	1.95	1.64
Net gain (loss) on investments (realized and unrealized)	(1.33)		(1.02)	2.36	(2.65)	(1.16)	0.71
Total from investment operations	(0.39)		1.03	4.27	(0.63)	0.79	2.35
Less distributions from:
Net investment income	(1.09)		(2.18)	(2.18)	(2.18)	(1.57)	(1.46)
Capital gains	—		—	—	—	(0.59)	—
Total distributions to shareholders	(1.09)		(2.18)	(2.18)	(2.18)	(2.16)	(1.46)
Net asset value, end of period	$19.99		$21.47	$22.62	$20.53	$23.34	$24.71
Market value, end of period	$19.36		$22.70	$23.18	$19.86	$23.07	$24.68
Total Return(c)
Net asset value	(1.90)%		4.68%	21.55%	(2.31)%	3.45%	10.12%
Market value	(10.16)%		7.99%	28.83%	(4.00)%	2.54%	5.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$147,496		$158,234	$158,663	$136,142	$154,753	$163,815
Ratio to average net assets of:
Net investment income, including interest expense	8.94	%(h)	9.24%	8.67%	9.68%	8.23%	7.28%
Total expenses, including interest expense(d)	2.95	%(h)	2.61%	2.52%	2.27%	2.04%	1.73%
Portfolio turnover rate(e)	23%		46%	47%	63%	55%	54%

See notes to financial statements.

34 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2018

Period Ended
	November 30, 2018	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	(Unaudited)	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014(a)
Senior Indebtedness:
Borrowings – committed facility agreement (in thousands)	N/A	N/A	$ 4,500	N/A	N/A	N/A
Asset Coverage per $1,000 of borrowings(f)	N/A	N/A	$ 36,258	N/A	N/A	N/A
Supplemental asset coverage per $1,000 of borrowings(g)	N/A	N/A	$ 49,871	N/A	N/A	N/A

(a)	Since commencement of operations: June 26, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distribution are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(d)
Excluding interest expense, the annualized operation expense ratio would be 1.78%, 1.75%, 1.88%, 1.82%, 1.76% and 1.55% for the period ended November 30, 2018 and the years ended May 31, 2018, May 31, 2017, May 31, 2016, May 31, 2015 and May 31, 2014, respectively.

(e)	Portfolio turnover is not annualized for periods of less than 1 year.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the borrowings.
(h)	Annualized.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2018

Note 1 – Organization
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

36 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

Open-end investment companies (“Mutual Funds”) are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. Any investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Loans
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(d) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Any such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if any, is shown on as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(e) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

(f) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
(g) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purpose:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:
	Average Settlement
Use	Purchased	Sold
Hedge	$10,540,417	$ 1,422,419

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2018:
Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation	Unrealized depreciation
	on forward foreign	on forward foreign
	currency exchange contracts	currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2018:
Forward Foreign Currency
	Primary Risk Exposure	Exchange Risk
Asset Derivative Investments Value	Foreign Currency Exchange Risk	$ 182,317
Liability Derivative Investments Value	Foreign Currency Exchange Risk	$ 1,188

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended November 30, 2018:
Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2018:
Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange Risk
$ 395,562

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange Risk
$ 62,988

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:
Net Amount
		Gross Amounts	of Assets	Gross Amounts Not Offset
	Gross	Offset in the	Presented in the	in the Statement of
	Amounts of	Statement of	Statement of	Assets and Liabilities
Investment	Recognized	Assets and	Assets and	Financial
Type	Assets	Liabilities	Liabilities	Instruments	Net Amount
Forward
foreign
currency
exchange
contracts	$ 182,317	$ –	$ 182,317	$ (1,097)	$ 181,220

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented in the	in the Statement of
	Amounts of	Statement of	Statement of	Assets and Liabilities
Investment	Recognized	Assets and	Assets and	Financial
Type	Liabilities	Liabilities	Liabilities	Instruments	Net Amount

Forward
foreign
currency
exchange
contracts	$ 1,188	$ –	$ 1,188	$ (1,097)	$ 91
Reverse
repurchase
agreements	66,429,392	–	66,429,392	(66,429,392)	–

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
The Adviser engages external service providers to perform other necessary services for the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US) LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended November 30, 2018, the average daily balance for which reverse repurchase agreements were outstanding amounted to $72,031,585. The weighted average interest rate was 2.54%. As of November 30, 2018, there was $66,429,392 in reverse repurchase agreements outstanding.
The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2018, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and			Greater than
	Continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$3,361,246	$ 63,068,146	$ –	$ –	$ 66,429,392
Gross amount of
recognized liabilities
for reverse
repurchase
agreements	$ 3,361,246	$ 63,068,146	$ –	$ –	$ 66,429,392

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

As of November 30, 2018, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:
Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays	0%-2.85%*	Open Maturity 12/21/18	$ 3,665,236
BNP Paribas Securities corp.	2.8%-2.94%	12/03/18 - 12/06/18	22,361,682
Bank of America	2.76%-2.82%	12/03/18-12/28/18	7,694,593
CIBC World Markets	2.82%	12/03/18	1,293,412
J.P. Morgan Chase & Co.	2.25%-2.75%	12/06/18 -12/21/18	7,305,080
HSBC Securities, Inc.	2.90%	12/10/18	6,835,405
RBC Capital Markets	2.86%-2.94%	12/17/18-12/26/18	3,646,510
Nomura Securities Co.	2.71%	12/17/18	8,106,153
Societe General Group	2.85%-2.87%	12/19/18	5,521,321
			$66,429,392
*The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at November 30, 2018.
Note 8 – Borrowings
On September 16, 2016, the Fund entered into a $10,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1 month LIBOR plus 1%. An unused fee of 10 basis points was charged on the difference between 60% of the amount available to borrow under the credit agreement and the actual amount borrowed. As of November 30, 2018, there was no outstanding borrowings in connection with the Fund’s credit facility.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

As of November 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:
			Net Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$228,378,395	$2,775,185	$(20,516,627)	$(17,741,442)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, non-real estate investment trust return of capital and collateralized loan obligations.
As of May 31, 2018, (the most recent fiscal year end for federal income tax purposes) tax components of accumulated earnings/(deficit) were as follows:
Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$677,162	$0	$(9,319,354)	$(7,410,327)	$(16,052,519)

For the year ended May 31, 2018, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

	Long-Term	Total
Ordinary Income	Capital Gain	Distributions
$15,894,021	$0	$15,894,021

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more—likely—than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

Note 10 – Securities Transactions
For the period ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:
Purchases	Sales
$55,377,875	$50,838,219

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period November 30, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Purchases	Sales	Realized Gain
$10,699,841	$910,250	$11,388

Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2018. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of November 30, 2018, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $85,015,192.
The unfunded loan commitments as of November 30, 2018, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Acosta, Inc.	09/26/19	800,000	$ 246,544
Advantage Sales & Marketing, Inc.	07/25/19	900,000	91,350
Alexander Mann	08/09/24	GBP 1,250,000	211,339
Bullhorn, Inc.	11/21/22	179,632	4,151
Cypress Intermediate Holdings III, Inc.	04/27/22	450,000	37,937
Examworks Group, Inc.	01/27/23	433,333	27,147
Lumentum Holdings, Inc.	03/11/19	1,750,000	–
Lytx, Inc.	08/31/22	157,895	14,808
Wencor Group	06/19/19	146,154	4,567
			$ 637,843
* The face amount is denominated in U.S. dollars unless otherwise indicated.
GBP – British Pound

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

Note 12 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21	07/30/13	$ 1,080,972	$ 999,750
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23	01/12/16	2,014,416	1,850,000
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27	02/05/14	350,692	317,680
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	211,416	176,432
		$ 3,657,496	$ 3,343,862

Note 13 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and issued 7,377,218 and outstanding.
Transactions in common shares were as follows:
	Period ended	Year ended
	November 30, 2018	May 31, 2018
Beginning Shares	7,370,148	7,013,806
Common shares issued through at-the-market offering	–	344,230
Shares issued through dividend reinvestment	7,070	12,112
Ending Shares	7,377,218	7,370,148

In connection with its organization process, the Fund sold 4,189 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,012 at a price of $23.88 per share. The Fund issued 6,000,000 shares of common stock in its initial public offering. These shares were issued at $23.88 per share after deducting the sales load but before underwriters’ expense reimbursement.
In connection with the initial public offering of the Fund’s common shares, the underwriters were granted an option to purchase additional common shares. The underwriters purchased, at a price of $23.88 per common share (after deducting the sales load but before offering expenses incurred by the Fund), 625,000 common shares of the Fund and 125,000 common shares on July 19, 2013 and August 13, 2013, respectively, pursuant to the over-allotment option.
Offering costs, estimated at $331,250 or $0.05 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and GPIM have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.05 per common share.

48 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2018

On September 7, 2016, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to $100,000,000 of common shares. On September 15, 2016, the Fund entered into an agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 2,632,734 shares.
The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the period ended November 30, 2018, the Fund did not incur any expenses associated with the at-the market offerings.
Note 14 – Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.
As of November 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures nor did it impact the Fund’s net assets or results of operations.
Note 15 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.
Note 16 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 49

OTHER INFORMATION (Unaudited)	November 30, 2018

Federal Income Tax Information
In January 2019, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Credit Allocation Fund and their principal business occupations during the past five years:
	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2013	Current: Private Investor (2001-present).	49	Current: Trustee, Purpose Investments
(1951)					Funds (2013-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
			President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Retired.	48	Former: Midland Care, Inc. (2011-2016).
(1946)	Chairman of
	the Valuation		Former: Business broker and manager of commercial real estate, Griffith &
	Oversight		Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust
(1946)	Chairman of				(2000-present).
the Audit
	Committee				Former: Westar Energy, Inc. (2004-2018)
Roman Friedrich III	Trustee and	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company	48	Current: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-present).
the Contracts
Review Committee

50 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:

Ronald A. Nyberg	Trustee and	Since 2013	Current: Partner, Momkus LLC (2016-present).	49	Current: PPM Funds (February
(1953)	Chairman of				2018-present); Edward-Elmhurst
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		Healthcare System (2012-present);
	and Governance		President, General Counsel, and Corporate Secretary, Van Kampen		Western Asset Inflation-Linked
	Committee		Investments (1982-1999).		Opportunities & Income Fund (2004-
present); Western Asset Inflation-Linked
Income Fund (2003-present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).
Maynard F. Oliverius Trustee		Since 2014	Current: Retired.	48	Current: Defense Orientation
(1943)					Conference Association (January 2019-
			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		present); Robert J. Dole Institute of
Politics (2016-present); Stormont-Vail
Foundation (2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation (1999-
present).

Former: Stormont-Vail Foundation
(2013-2018); Topeka Community
Foundation (2009-2014).
Ronald E. Toupin, Jr.	Trustee and	Since 2013	Current: Portfolio Consultant (2010-present); Member, Governing Council,	48	Current: Western Asset Inflation-Linked
(1958)	Chairman of		Independent Directors Council (2013-present); Governor, Board of		Opportunities & Income Fund (2004-
	the Board		Governors, Investment Company Institute (2016-2018).		present); Western Asset Inflation-Linked
Income Fund (2003-present).
Former: Member, Executive Committee, Independent Directors Council (2016-2018);
Vice President, Manager and Portfolio Manager, Nuveen Asset Management
			(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999);		Former: Managed Duration Investment
			Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999);		Grade Municipal Fund (2003-2016);
			and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment		Bennett Group of Funds (2011-2013).
Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 51

OTHER INFORMATION (Unaudited) continued	November 30, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
INTERESTED TRUSTEE:
Amy J. Lee***	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	157	None.
(1961)	President and	(Trustee)	(2018-present); President and Chief Executive Officer (2017-present)
	Chief Legal		and Chief Legal Officer, certain other funds in the Fund Complex
	Officer		(2014-present); Vice President, certain other funds in the Fund
		Since 2014	Complex (2007-present); Senior Managing Director, Guggenheim
		(Chief Legal	Investments (2012-present).
Officer)
Former: President and Chief Executive Officer (2017-2018); Vice President,
		Since 2013	Associate General Counsel and Assistant Secretary, Security Benefit
		(Vice President)	Life Insurance Company and Security Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he or she serves:

-
Messrs. Oliverius, Toupin and Ms. Lee are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of share- holders for the fiscal year ended May 31, 2019.

	-	Messrs. Barnes, Chubb and Ms. Lee are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2020.
	-	Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2021.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

52 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2018

OFFICERS
The Officers of the Guggenheim Credit Allocation Fund, who are not Trustees, and their principal occupations during the past five years:
Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Brian E. Binder	President and	Since February	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive
(1972)	Chief Executive	2018	Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief
	Officer		Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2013	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2012-present).
Officer
Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund
Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2013	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim
(1960)	Treasurer		Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value,
LLC (2010-2015); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquire Capital
Investment Management (2007-2009).
Mark E. Mathiasen	Secretary	Since 2013	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	November 30, 2018

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2013	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2013	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Officer, Chief		Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Treasurer		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
Officer and Treasurer, Van Kampen Funds (1996-2004).

54 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2018

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

 GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 55

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

56 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 57

FUND INFORMATION	November 30, 2018

Board of Trustees
Randall C. Barnes
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Amy J. Lee*
Ronald A. Nyberg
Maynard F. Oliverius
Ronald E. Toupin, Jr.,
Chairman
* Trustee is an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her position as President of the Investment Adviser and Sub-adviser.
Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer
Joanna M. Catalucci
Chief Compliance Officer
Amy J. Lee
Vice President and Chief Legal Officer
Mark E. Mathiasen
Secretary
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer and Treasurer
Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL
Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA
Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD
Custodian
The Bank of New York Mellon Corp.
New York, NY
Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY
Independent Registered Public Accounting Firm
Ernst & Young LLP
Tysons, VA

58 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND INFORMATION continued	November 30, 2018

Privacy Principles of Guggenheim Credit Allocation Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Credit Allocation Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor
This report is sent to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/ggm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/ggm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 59

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ABOUT THE FUND MANAGERS	November 30, 2018

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (01/19)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGM-SAR-1118

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable for a semi-annual reporting period.
(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Not applicable
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Credit Allocation Fund
By:       /s/ Brian Binder
Name:  Brian Binder
Title:    President and Chief Executive Officer
Date:    February 8, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Brian Binder
Name:  Brian Binder
Title:    President and Chief Executive Officer
Date:    February 8, 2019
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   February 8, 2019